SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES

EXCHANGE ACT OF 1934

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Filed by a Party other than the Registrant ☐

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☐	Preliminary Proxy Statement	☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2)).

☐	Definitive Proxy Statement

☑	Definitive Additional Materials

☐	Soliciting Materials Pursuant to Section 240.14a-11(c) or Section 240.14a-12

CABOT MICROELECTRONICS CORPORATION
(Exact name of Registrant as Specified in Its Charter)

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*** Exercise Your Right to Vote ***

Important Notice Regarding the Availability of Proxy Materials for the

Stockholder Meeting to Be Held on March 07, 2017

Meeting Information
CABOT MICROELECTRONICS CORPORATION	Meeting Type: Annual Meeting
For holders as of: January 13, 2017
Date: March 07, 2017 Time: 10:00 AM PST
	Location:	Courtyard Vallejo
1000 Fairgrounds Drive
Vallejo, CA 94589

CABOT MICROELECTRONICS CORPORATION	You are receiving this communication because you hold shares in the above named company.
ATTN: H. CAROL BERNSTEIN 870 N. COMMONS DRIVE AURORA, IL 60504

This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com or easily request a paper copy (see reverse side).

We encourage you to access and review all of the important information contained in the proxy materials before voting.
See the reverse side of this notice to obtain proxy materials and voting instructions.

— Before You Vote —

How to Access the Proxy Materials

Proxy Materials Available to VIEW or RECEIVE:

1. Notice and Proxy Statement        2. Annual Report         3. Telephone/Internet insert (BR supplied)

How to View Online:

Have the information that is printed in the box marked by the arrow   (located on the following page) and visit: www.proxyvote.com.

How to Request and Receive a PAPER or E-MAIL Copy:

If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request:

                               1) BY INTERNET:         www.proxyvote.com

                               2) BY TELEPHONE:     1-800-579-1639

                               3) BY E-MAIL*:             sendmaterial@proxyvote.com

*  If requesting materials by e-mail, please send a blank e-mail with the information that is printed in the box marked by the arrow   (located on the following page) in the subject line.

Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before February 21, 2017 to facilitate timely delivery.

— How To Vote —

Please Choose One of the Following Voting Methods

Vote In Person: Many stockholder meetings have attendance requirements including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting. Please check the meeting materials for any special requirements for meeting attendance. At the meeting, you will need to request a ballot to vote these shares.

Vote By Internet: To vote now by Internet, go to www.proxyvote.com. Have the information that is printed in the box marked by the arrow    available and follow the instructions.

Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a proxy card.

Voting items
The Board of Directors recommends you vote FOR the following:

1.	Election of Directors

Nominees

01	Paul J. Reilly 02 Geoffrey Wild

The Board of Directors recommends you vote FOR the following proposal:

2	Non-binding stockholder advisory approval of our named executive officer compensation.	NOTE: Such other business as may properly come before the meeting or any adjournment thereof.

The Board of Directors recommends you vote 1 YEAR on the following proposal:

3.	Non-binding stockholder advisory approval of the frequency of the non-binding stockholder advisory vote on our named executive officer compensation.

The Board of Directors recommends you vote FOR proposals 4 and 5.

4.	Reapproval of the material terms of performance-based awards under the Cabot Microelectronics Corporation 2012 Omnibus Incentive Plan for purposes of complying with Section 162(m) of the Internal Revenue Code of 1986, as amended.
5.	Ratification of the selection of PricewaterhouseCoopers LLP as the company’s independent auditors for fiscal year 2017.